Exhibit 10.44

EXECUTION COPY

SECOND AMENDMENT TO THE

TRANSFER AND ADMINISTRATION AGREEMENT

THIS SECOND AMENDMENT TO THE TRANSFER AND ADMINISTRATION AGREEMENT, dated as of November 20, 2009 (this “Amendment”), is entered into by and among (i) UNITED STATIONERS RECEIVABLES, LLC (the “SPV”), (ii) UNITED STATIONERS SUPPLY CO., as Originator (the “Originator”), (iii) UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller (the “Seller”) and as Servicer (the “Servicer”), (iv) ENTERPRISE FUNDING COMPANY LLC, as a conduit investor (“Enterprise Funding”), (v) MARKET STREET FUNDING LLC, as a conduit investor (“Market Street”), (vi) BANK OF AMERICA, NATIONAL ASSOCIATION, as an Alternate Investor (an “Alternate Investor”) and Agent (the “Agent”) and (vii) PNC BANK, NATIONAL ASSOCIATION (“PNC Bank”), as an Alternate Investor (an “Alternate Investor”).  Capitalized terms used and not otherwise defined herein are used as defined in the Transfer and Administration Agreement, including by reference therein, dated as of March 3, 2009 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Transfer Agreement”), among the SPV, the Originator, the Seller, the Alternate Investors party thereto, the Conduit Investors party thereto, the Class Agents party thereto and the Agent.

WHEREAS, the parties hereto desire to amend the Transfer Agreement to, among other things, terminate the rights and obligations of Market Street as a conduit investor and PNC Bank as an Alternate Investor, as further provided herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendments to the Transfer Agreement.  The following amendments are made to the Transfer Agreement:

(a)           The definition of “Alternate Investors” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Alternate Investors:  With respect to (a) the Enterprise Funding Class, Bank of America and each other financial institution identified as a member of the Enterprise Funding Class on the signature pages hereof and any other financial institution that shall become a party to this Agreement pursuant to Section 11.8 and who are identified as a being a member of the Enterprise Funding Class and (b) any other Class, each financial institution identified as a member of such Class on the signature pages hereof and any other financial institution that shall become a party to this Agreement pursuant to Section 11.8 and who are identified as a being a member of such Class.”

(b)           The definition of “Class” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Class:  Each group of Investors consisting of the related Class Agent, one or more related Conduit Investors and the related Alternate Investors, and their respective successors and permitted assigns.”

(c)           The definition of “Class Agent” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Class Agent:  With respect to (i) the Enterprise Funding Class, Bank of America and its successors and permitted assigns and (ii) any other Class, the Person specified in any supplement to this Agreement as the class agent for such Class and such Person’s successors and permitted assigns.”

(d)           The definition of “Class Facility Limit” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Class Facility Limit:  With respect to (i) the Enterprise Funding Class, $102,000,000 and (ii) with respect to any other Class, the amount specified in any supplement to this Agreement as the Class Facility Limit for such Class; provided, however, that the Class Facility Limit with respect to any Class shall not at any time exceed the aggregate Commitments for the related Alternate Investors.”

(e)           The definition of “Class Termination Date” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Class Termination Date:  For any Class, unless the related Class Agent elects otherwise, the date of termination of the commitment of any Program Support Provider under a Program Support Agreement with respect to such Class, it being understood that as of November 20, 2009, the commitment termination date for the Liquidity Agreement for the Enterprise Funding Class is January 22, 2010.”

(f)            The definition of “Commitment Termination Date” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Commitment Termination Date:  January 22, 2010, or such later date to which the Commitment Termination Date may be extended by the SPV, the Agent, the Class Agents and some or all of the Alternate Investors (in their sole discretion).”

(g)           The definition of “Conduit Investors” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Conduit Investors:  Enterprise Funding and any other special purpose entity that finances its activities directly or indirectly through asset backed commercial paper that becomes a party to this Agreement in accordance with the terms hereof and any Conduit Assignee of any of the foregoing.”

(h)           Clause (ii)(C) of the definition of “Eligible Receivable” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“(C) which according to the Contract related thereto, is required to be paid in full within 60 days of the original billing date therefor;”

(i)            The definition of “Facility Fee” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Facility Fee: (i) With respect to the Enterprise Funding, the fee payable by the SPV to Bank of America, the terms of which are set forth in the related Fee Letter; and (ii) with respect to any other Class, the fee specified in any supplement to this Agreement or any separate fee letter as the facility fee payable by the SPV to the related Class Agent.”

(j)            The definition of “Fee Letter” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Fee Letter:  As the context may require, any or all of: (i) with respect to the Enterprise Funding Class, a confidential letter agreement, among the SPV, the Originator, the Servicer, Enterprise Funding, and the related Class Agent with respect to the fees to be paid by the SPV, the Servicer and the Originators; and (ii) with respect to any other Class, a confidential letter agreement with respect to the fees to be paid by the SPV, the Servicer and the Originators.”

(k)           The definition of “Market Street” in Section 1.1 of the Transfer Agreement is hereby deleted in its entirety.

(l)            The definition of “Market Street Class” in Section 1.1 of the Transfer Agreement is hereby deleted in its entirety.

(m)          The definition of “PNC Bank” in Section 1.1 of the Transfer Agreement is hereby deleted in its entirety.

(n)           The first sentence of Section 2.8 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“By no later than 4:00 p.m. (New York City time) on the 20th day of each calendar month, or if such day is not a Business Day then on the next succeeding Business Day (and, after the occurrence of a Termination Event, within two (2) Business Days after a request from the Agent or any Class Agent) (each, a “Reporting Date”), Servicer shall prepare and forward to the Agent and each Class Agent a Servicer Report, certified by the Originator, the Seller and the Servicer.”

(o)           Section 3.4 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary herein contained, (i) any Alternate Investor may assign any portion or all of its Commitment and its investment in the related Class Net Investment to any other Person, (ii) any Liquidity Bank may assign any portion or all of its commitment under its Liquidity Agreement and its investment in the related Class Net Investment to any other Person and (iii) each Conduit Investor may add new Liquidity Banks to its Liquidity Agreement relating to the Transactions contemplated hereby; provided, however, in the case of clauses (i), (ii) and (iii) if such assignment or addition occurs prior to the occurrence of any Termination Event, and the assignee or new Liquidity Bank is not at the time a party to this Agreement, the consent of the SPV to such assignment shall be required (such consent not to be unreasonably withheld or delayed); provided, however, such consent of the SPV shall not be required in the case of an assignment to Bank of America or an Affiliate of Bank of America (or, for the avoidance of doubt, in the case of a sale of a participation interest that does not affect the rights or obligations of such Alternate Investor hereunder and does not permit such participant to vote on any matters hereunder).”

(p)           The first sentence of Section 10.17 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Bank of America (and any successor acting as Class Agent for the Enterprise Funding Class) and its Affiliates and any other Class Agent who becomes a party to this Agreement (and any successor acting as a Class Agent for any such Class) and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any of the SPV, the Originators and the Servicer or any of their Subsidiaries or Affiliates as though Bank of America was not a Class Agent or an Alternate Investor hereunder and without notice to or consent of the Investors.”

(q)           Schedule 11.3 attached hereto hereby replaces the existing Schedule 11.3 to the Transfer Agreement.

SECTION 2.    Release and Further Assurances.

(a)         Upon the receipt by PNC Bank as Class Agent for the Market Street Class of all Facility Fees accrued through November 20, 2009 in the amount of $42,500 (the “Payoff Amount”) by wire transfer in immediately available funds, all references to Market Street and PNC Bank in the Transfer Agreement shall be deemed stricken and of no further force or effect, Market Street shall cease to be a conduit investor under the Transfer Agreement, PNC Bank shall cease to be an Alternate Investor under the Transfer Agreement and Market Street and PNC Bank shall be released from and shall have no further rights, duties, obligations or liabilities under the Transfer Agreement, other than rights, duties, obligations or liabilities accruing prior to the Effective Date; provided, further, that the indemnification and payment provisions of Article IX and X of the Transfer Agreement shall be continuing and shall survive after the Effective Date.

(b)        Each of Market Street and PNC Bank hereby acknowledges and agrees that any and all amounts payable to Market Street and PNC Bank have been paid in full as of the

Effective Date and that the Fee Letter dated as of March 3, 2008, among PNC Bank, Market Street, the Seller and the Servicer shall be terminated and have no further force or effect.

SECTION 3.    Authorization to file financing statements.  Market Street and PNC Bank each hereby authorizes the Agent to file financing statement amendments and termination statements in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the Uniform Commercial Code of all appropriate jurisdictions or any comparable law in order to effect the provisions of Section 2 hereof.

SECTION 4.    Effective Date.  This Amendment shall become effective as of the date (the “Effective Date”) that (a) the Agent shall have received counterparts hereof duly executed by each of the parties hereto, (b) the Agent shall have received counterparts of the Amended and Restated Fee Letter Agreement for the Enterprise Funding Class, dated as of date hereof, duly executed by each of the parties thereto, (c) the Agent shall have received counterparts of the Amendment 1 to the Liquidity Asset Purchase Agreement for the Enterprise Funding Class, dated as of date hereof, duly executed by each of the parties thereto and (d) PNC Bank as Class Agent for the Market Street Class has received the Payoff Amount.

SECTION 5.    Representations and Warranties.

Each of the Originator, the SPV, the Seller and the Servicer hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.

SECTION 6.    Transfer Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Transfer Agreement shall remain in full force and effect.  All references to the Transfer Agreement shall be deemed to mean the Transfer Agreement as modified hereby.  The parties hereto agree to be bound by the terms and conditions of the Transfer Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 7.    Consent of Performance Guarantor.

The Performance Guarantor hereby consents to the amendments to the Transfer Agreement set forth in this Amendment.

SECTION 8.    Miscellaneous.

8.1           This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall become effective upon the Agent’s receipt of counterparts of this Amendment, duly executed by all parties hereto (including the Performance Guarantor).

8.2           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

8.3           This Amendment may not be amended or otherwise modified except as provided in the Transfer Agreement.

8.4           Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.5           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATIONERS RECEIVABLES, LLC

By:
Name:
Title:

UNITED STATIONERS SUPPLY CO., as Originator

By:
Name:
Title:

UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller and as Servicer

By:
Name:
Title:

[signatures continued on next page]

BANK OF AMERICA, NATIONAL ASSOCIATION, as an Alternate Investor and Agent

By:
Name:
Title:

ENTERPRISE FUNDING, as a Conduit Investor

By:
Name:
Title:

[signatures continued on next page]

PNC BANK, NATIONAL ASSOCIATION, as an Alternate Investor

By:
Name:
Title:

MARKET STREET, as a Conduit Investor

By:
Name:
Title:

[signatures continued on next page]

Acknowledged and consented to by:

UNITED STATIONERS INC., as the Performance Guarantor

By:
Name:
Title:

[end of signatures]

SCHEDULE 11.3

Address and Payment Information

If to the Conduit Investors:

Enterprise Funding Company LLC

c/o Global Securitization Services, LLC

68 South Service Road, Suite 120

Melville, New York  11747

Telephone:            (631) 587-4700

Facsimile:               (212) 302-8767

(with a copy to the related Class Agent)

Payment Information:

Bank:                      Deutsche Bank (New York, NY)

Benf:                       DTBCA as Agent for Enterprise Funding

ABA:                      021 001 033

A/C #:                    01 476 289

Ref:                         Client Name / Wire Description

Attn:                       Orinthia Skeete

If to the SPV:

United Stationers Receivables, LLC

One Parkway North Boulevard

Deerfield, Illinois  60015-2559

Telephone:            (847) 627-7000

Facsimile:               (847) 627-7001

Payment Information:

The Northern Trust Company

ABA 071-000-152

Account 3510068

Re: Credit United Stationers Receivables, LLC

If to the Originator:

United Stationers Supply Co.

One Parkway North Boulevard

Deerfield, Illinois  60015-2559

Telephone:            (847) 627-7000

Facsimile:               (847) 627-7001

If to the Seller or Servicer:

United Stationers Financial Services, LLC

One Parkway North Boulevard

Deerfield, Illinois  60015-2559

Telephone:            (847) 627-7000

Facsimile:               (847) 627-7001

If to the Agent:

Bank of America, National Association,

as Agent

Bank of America Hearst Tower, 19th Floor

Charlotte, North Carolina  28255

Attention:              Banc of America Securities, LLC Global Asset Backed

Securitization Group; Portfolio Management

Telephone:            704/386-7922

Facsimile:               704/388-9169

Payment Information:

Bank of America

ABA: 026009593

Account #: 109360 0656600

Ref: United Stationers – Closing Fees

Attn: Sean Walsh